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                                                               EXHIBIT 23.5

            CONSENT OF INDEPENDENT CERTIFIED PUBLIC ACCOUNTANTS

As independent certified public accountants, we hereby consent to the use of our report dated June 2, 1998, (and to all references to our firm) included in or made a part of this Amendment No. 2 to the registration statement filed on Form S-4 (File No. 333-66947).

                                          /s/ Arthur Andersen LLP

March 19, 1999,

 Orlando, Florida